Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Exeter Finance LLC (the “Company”)
Deutsche Bank Securities Inc.
Citigroup Global Markets Inc.
Barclays Capital Inc.
(together, the “Specified Parties”)

Re:	Exeter Automobile Receivables Trust 2022-4 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “Stat pool KPMG.xlsx,” provided by the Company on June 27, 2022, containing information on 20,948 automobile loan contracts (the “Loans”) as of June 26, 2022 (the “Data File”), which we were informed are intended to be included as collateral in the offering by Exeter Automobile Receivables Trust 2022-4. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes.  We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Source Documents” means the following information sources provided by the Company:

–	Sales Contract

–	Shaw Loan Operating System

–	Global Search Imaging System (“Global Search System”)

–	Customer Acquisition and Life Cycle Management System (“CALMS”)

The Source Documents were represented by the Company to be either the original Source Documents, a copy of the original Source Documents, and/or electronic records contained within the Company’s servicing systems. We make no representation regarding the validity or accuracy of these documents or the execution of the Sales Contract by the borrower.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
        KPMG International Limited, a private English company limited by guarantee.

•
The term “Title Certificate” means a Certificate of Title, Application for Title, Title Holder’s Release Form, Confirmation of Security Interest, Notification of Lien Perfection, Notice of Security Interest, Title Application Receipt, Reassignment of Title, Lien Holder’s Release Form, Electronic Dealer, Rebuilder or Lessor's Report of Sale or Lease, Guarantee of Title, Lien Entry Form, Application for Vehicle Transaction(s) (VSD190), Application for Certificate of Ownership, Multi-Purpose Application, Application for Vehicle Transaction(s), Application for Dealer Assignment, Vehicle Application, Copy of Application for Registration, Vehicle Dealer Temporary Permit Certificate of Fact for Address Verification, Direct Lien Filing, and/or Notice of Lien Application provided by the Company.

•
The term “Titling Trust Owners Schedule” means electronic mail correspondence provided by the Company on July 12, 2022, containing titling company names and abbreviations that are acceptable variations of “Exeter Finance LLC.”

•	The term “Application for Financing” means the Credit Application, Credit Bureau Report, Truth-in Lending Disclosure Statement, and/or Agreement to Provide Insurance provided by the Company.

•	The term “Provided Information” means the Source Documents, Title Certificate, Titling Trust Owners Schedule, and Application for Financing.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.
We randomly selected a sample of 150 Loans from the Data File (the “Selected Loans”). A listing of the Selected Loans is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Loans we were instructed to randomly select from the Data File.

B.
For each Selected Loan, we compared the specified attributes in the Data File listed below to the corresponding information included in the Source Documents. The Specified Parties indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes, constituted an exception. The Source Documents are listed in the order of priority.

Attribute	Source Document(s)

Vehicle Identification Number (VIN)	Sales Contract, Shaw Loan Operating System

Origination Date	Sales Contract, Shaw Loan Operating System

Monthly P&I Payment	Sales Contract, Shaw Loan Operating System

Original Amount Financed	Sales Contract, Shaw Loan Operating System

Original Term to Maturity	Sales Contract, Shaw Loan Operating System

Annual Percentage Rate (APR)	Sales Contract, Shaw Loan Operating System

Model Type (New/Used)	Sales Contract, CALMS

Vehicle Model Year	Sales Contract, CALMS

Vehicle Make	Sales Contract, CALMS

Vehicle Model (excluding trim or engine type)	Sales Contract, CALMS

Attribute	Source Document(s)

Borrower State (current)	Sales Contract, Shaw Loan Operating System

FICO Score	CALMS

Custom Score	CALMS

C.	For each Selected Loan, we read the Sales Contract and found that both the borrower’s address and seller’s address were located within the United States.

D.	For each Selected Loan, we were provided access to CALMS and the Global Search System and observed the existence of the following:

i)	the underwriting overview screen with a credit approval notation;

ii)	an electronic copy of the Title Certificate listing the Company or a titling company name from the Titling Trust Owners Schedule as the security interest holder of the vehicle; and,

iii)	an electronic copy of an Application for Financing.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Loans, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Loan being securitized, (iii) the compliance of the originator of the Loan with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Loans that would be material to the likelihood that the issuer of the notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
July 20, 2022

Exhibit A

Selected Loan Number	Application Number	Selected Loan Number	Application Number	Selected Loan Number	Application Number
1	****10586	30	****18092	59	****58508
2	****16701	31	****90186	60	****77981
3	****9644	32	****09710	61	****18448
4	****89245	33	****9167	62	****66196
5	****36414	34	****22559	63	****50457
6	****49663	35	****60521	64	****6856
7	****96049	36	****12170	65	****83618
8	****5591	37	****49855	66	****97868
9	****25029	38	****87381	67	****57741
10	****67020	39	****92575	68	****56658
11	****28655	40	****48977	69	****67235
12	****86665	41	****9575	70	****30895
13	****30357	42	****21270	71	****6783
14	****2243	43	****39409	72	****8456
15	****89422	44	****88880	73	****36501
16	****97092	45	****66939	74	****5981
17	****90594	46	****99021	75	****47754
18	****6579	47	****10157	76	****38825
19	****0083	48	****67628	77	****86622
20	****68875	49	****91305	78	****96372
21	****2257	50	****0838	79	****53828
22	****83325	51	****79348	80	****42306
23	****07279	52	****28775	81	****47817
24	****5995	53	****79705	82	****92214
25	****68339	54	****4450	83	****40053
26	****7077	55	****44834	84	****66875
27	****8711	56	****27623	85	****8402
28	****5468	57	****57103	86	****88073
29	****99723	58	****18105	87	****18045

A-1

Selected Loan Number	Application Number	Selected Loan Number	Application Number	Selected Loan Number	Application Number
88	****06791	109	****2400	130	****26707
89	****07641	110	****19316	131	****87247
90	****22247	111	****88024	132	****78496
91	****67783	112	****27677	133	****98296
92	****57373	113	****90412	134	****71561
93	****17706	114	****47773	135	****48246
94	****61994	115	****89939	136	****27422
95	****69170	116	****76784	137	****99782
96	****2126	117	****26664	138	****67253
97	****1334	118	****7246	139	****07656
98	****1664	119	****3268	140	****8532
99	****2385	120	****89733	141	****36863
100	****4720	121	****4856	142	****48380
101	****2986	122	****19812	143	****2039
102	****06506	123	****46596	144	****03408
103	****12368	124	****46836	145	****13517
104	****01737	125	****68903	146	****0701
105	****9385	126	****87846	147	****29011
106	****50124	127	****0548	148	****28924
107	****5947	128	****27037	149	****58738
108	****8611	129	****07476	150	****9191

A-2